CERTIFICATION PURSUANT TO SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

     I, Thomas W. Laming, President of TrendStar Investment Trust (the "Fund"), certify that:

1. The N-CSR of the Fund for the period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


   /s/ Thomas W. Laming
---------------------------------
By:  Thomas W. Laming, President

        12/9/04
----------------------------------
Date

                      CERTIFICATION PURSUANT TO SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

     I, James R. McBride, Treasurer of TrendStar Investment Trust (the "Fund"), certify that:

1. The N-CSR of the Fund for the period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


  /s/ James R. McBride
---------------------------------
By:  James R. McBride, Treasurer

        12/9/04
----------------------------------
Date